Exhibit 1.1

[                              ] Shares

BANKUNITED, INC.

COMMON STOCK, PAR VALUE $0.01 PER SHARE

UNDERWRITING AGREEMENT

                      , 2011

[ ], 2011

Morgan Stanley & Co. Incorporated

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

c/o       Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Merrill Lynch, Pierce, Fenner & Smith
                   Incorporated
One Bryant Park
New York, New York 10036

As representatives of the several underwriters

Ladies and Gentlemen:

BankUnited, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several Underwriters named in Schedule II hereto (the “Underwriters”), and certain unitholders of BU Financial Holdings LLC (the “LLC”) which, substantially concurrently with the Closing Date, will be liquidated whereupon the unitholders of the LLC will become stockholders of the Company (the “Selling Stockholders”) named in Schedule I hereto severally propose to sell to the several Underwriters, an aggregate of 26,250,000 shares of common stock, par value $0.01 per share, of the Company (the “Firm Shares”), of which 4,000,000 shares are to be issued and sold by the Company and 22,250,000 shares are to be sold by the Selling Stockholders, each Selling Stockholder selling the amount set forth opposite such Selling Stockholder’s name in Schedule I hereto.

The Selling Stockholders also propose to issue and sell to the several Underwriters not more than an additional 3,937,500 shares of common stock, par value $0.01 per share (the “Additional Shares”), of the Company, if and to the extent that you, as representatives of the several Underwriters (the “Representatives”), shall have determined to exercise, on behalf of the Underwriters, the right to purchase such shares of common stock granted to the Underwriters in Section 3 hereof.  The Firm Shares and the Additional Shares are hereinafter collectively referred to as the “Shares.”  The shares of common stock, par value $0.01 per share, of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the “Common

Stock.”  The Company and the Selling Stockholders are hereinafter sometimes collectively referred to as the “Sellers.”

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement, including a prospectus, relating to the Shares.  The registration statement as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the “Securities Act”), is hereinafter referred to as the “Registration Statement”; the prospectus in the form first used to confirm sales of the Shares (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the “Prospectus.”  If the Company has filed an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement.

For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act, “Time of Sale Prospectus” means the preliminary prospectus together with the free writing prospectuses, if any, each identified in Schedule III hereto, and “broadly available road show” means a “bona fide electronic road show” as defined in Rule 433(h)(5) under the Securities Act that has been made available without restriction to any person.  As used herein, the terms “Registration Statement,” “preliminary prospectus,” “Time of Sale Prospectus” and “Prospectus” shall include the documents, if any, incorporated by reference therein.

1.     Representations and Warranties of the Company.  The Company represents and warrants to and agrees with each of the Underwriters that:

(a)   The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the Company’s knowledge, threatened by the Commission.

(b)   (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, at all times during which a prospectus is required by the Securities Act to be delivered in connection with the sale of the Shares, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, at all times during which a prospectus is required by the Securities Act to be delivered in connection with the sale of the Shares, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (iii) the Time of Sale Prospectus does not, and at the time of each sale of the Shares in connection with the offering when the Prospectus is not yet available to prospective purchasers and at the Closing Date (as defined in Section 5), the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iv) each broadly available road show, if any, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (v) the Prospectus does not contain and, as amended or supplemented, if applicable, at all times during which a prospectus is required by the Securities Act to be delivered in connection with the sale of the Shares, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement, the Time of Sale Prospectus or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

(c)   The Company is not an “ineligible issuer” in connection with the offering pursuant to Rules 164, 405 and 433 under the Securities Act.  Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder.  Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder.  Except for the free writing prospectuses, if any, identified in Schedule III hereto, and electronic road shows, if any, each furnished to you before first use, the Company has not prepared, used or referred to, and will not, without your prior consent, prepare, use or refer to, any free writing prospectus.

(d)   The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, is a savings and loan holding corporation registered under Section 10 of the Home Owners’ Loan Act, as amended (“HOLA”), has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(e)   (i) BankUnited (the “Bank”) was chartered under the laws of the United States to transact the business of a Federal savings bank and the charter of the Bank is in full force and effect, (ii) each other subsidiary of the Company has been duly incorporated, is validly existing and in good standing under the laws of the jurisdiction of its incorporation, and (iii) each subsidiary of the Company, including the Bank, has the corporate or federal savings association power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except in each case to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, and except that the representation regarding due incorporation of each other subsidiary of the Company is based solely on good standing certificates received from the subsidiary’s jurisdiction of incorporation; all of the issued and outstanding capital stock of the Bank and all of the issued and outstanding shares of capital stock of each other subsidiary of the Company have been duly authorized and validly issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

(f)    This Agreement has been duly authorized, executed and delivered by the Company.

(g)   The authorized capital stock of the Company, on the Closing Date (as defined in Section 5), will conform as to legal matters to the description thereof contained in each of the Time of Sale Prospectus and the Prospectus.

(h)   The shares of Common Stock (including the Shares to be sold by the Selling Stockholders) outstanding prior to the issuance of the Shares to be sold by the Company have been duly authorized and are validly issued, fully paid and non-assessable.

(i)    The Shares to be sold by the Company have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

(j)    The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene (i) any provision of applicable law, (ii) the certificate of incorporation or by-laws of the Company, (iii) any agreement or other instrument binding upon the Company or any of its subsidiaries, or (iv) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, except, in the case of clauses (i), (iii) and (iv) above where such contravention would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.  No consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares and except for those which have been obtained or made.

(k)   There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus.

(l)    There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject (i) other than proceedings that would not be reasonably expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated by the Time of Sale Prospectus or (ii) that are required to be described in the Registration Statement or the Prospectus and are not so described; and there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

(m)  Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

(n)   The Company is not, and solely after giving effect to the offering and sale of the Shares to be sold by the Company and the application of the proceeds thereof as described in the Prospectus will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(o)   The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(p)   There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) that would, singly or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(q)   Except as described in the Time of Sale Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement.

(r)    None of the Company, any of its subsidiaries, any director or officer thereof, or, to the Company’s knowledge, any affiliate, employee or agent or representative of the Company or of any of its subsidiaries or affiliates, has violated any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, by making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization or approval of the payment or giving of any money, property, gifts or anything else of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or party official or any candidate for foreign political office in contravention of the FCPA; and the Company and its subsidiaries have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures reasonably designed to promote and achieve compliance therewith.

(s)    The operations of the Company and its subsidiaries are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of

2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Company and its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(t)    The Company and each of its subsidiaries are in compliance with all applicable laws administered by, and regulations of, the Federal Deposit Insurance Corporation (the “FDIC”), the Office of Thrift Supervision (the “OTS”), the Florida Office of Financial Regulation (the “Office of Financial Regulation”) and any other federal or state bank regulatory authorities with jurisdiction over the Company or any of its subsidiaries (together with the FDIC, the OTS and the Office of Financial Regulation, the “Bank Regulatory Authorities”), except where the failure to be in compliance with such laws and regulations would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole. The deposit accounts of each banking subsidiary of the Company are insured up to applicable limits by the FDIC and no proceedings for the termination or revocation of such insurance are pending or, to the knowledge of the Company, threatened.  Neither the Company nor any of its subsidiaries is a party to or otherwise subject to any consent decree, memorandum of understanding, cease and desist order, order of prohibition or suspension, written commitment, supervisory agreement, or written agreement or other written statement as described under 12 U.S.C. 1818(u) (whether or not such federal banking agency has determined that publication would be contrary to the public interest) with any of the Bank Regulatory Authorities, nor have the Company or any of its subsidiaries been advised by any of the Bank Regulatory Authorities that it is contemplating issuing or requesting any of the foregoing.

(u)   (i)  None of the Company, any of its subsidiaries, any director or officer thereof, or, to the Company’s knowledge, any employee, agent, affiliate or representative of the Company or any of its subsidiaries, is an individual or entity (“Person”) that is, or is owned or controlled by a Person that is:

(A)  currently the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”) (collectively, “Sanctions”), or

(B)  located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, North Korea, Sudan and Syria).

(ii)  The Company will not, directly or indirectly, use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:

(A)  to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or

(B)  in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

(iii)  The Company and its subsidiaries have not knowingly engaged in, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

(v)   Subsequent to the respective dates as of which information is given in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, (i) the Company and its subsidiaries have not incurred any material liability or material obligation, direct or contingent, nor entered into any material transaction; (ii) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (iii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its subsidiaries, taken as a whole amongst the Company and its subsidiaries, except in each case as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, respectively.

(w)  The Company and its subsidiaries have valid title in fee simple to all real property and valid title to all personal property owned by them that is material to the business of the Company and its subsidiaries, taken as a whole, in each case free and clear of all liens, encumbrances and defects, except such as are described in the Time of Sale Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries that, singly or in the aggregate, are material to the business of the Company and its subsidiaries, taken as a whole, are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, in each case except as described in the Time of Sale Prospectus.

(x)   The Company and its subsidiaries own or possess, or, to the knowledge of the Company, can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing that, singly or in the aggregate, would reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(y)   No material labor dispute with the employees of the Company or any of its subsidiaries exists, except as described in the Time of Sale Prospectus, or, to the knowledge of the Company, is imminent.

(z)   The Company and its subsidiaries, taken as a whole, are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to obtain the same or similar coverage from similar insurers as may be necessary to continue their business at a cost that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, except as described in the Time of Sale Prospectus.

(aa) The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except as could not reasonably be expected, singly or in the aggregate, to have a material adverse effect on the Company and its subsidiaries, taken as a whole, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit that, singly or in the aggregate, could reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole, except as described in the Time of Sale Prospectus.

(bb) Except as described in the Time of Sale Prospectus, the Company and its subsidiaries, on a consolidated basis, maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Time of Sale Prospectus, since the end of the Company’s most recent audited fiscal year, there has been (i) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (ii) no change in the Company’s internal control over financial reporting that has materially and adversely affected, or is reasonably likely to materially and adversely affect, the Company’s internal control over financial reporting.

(cc)         Except as described in the Time of Sale Prospectus, including any shares or options issued in the reorganization described therein, the Company has not sold, issued or distributed any shares of Common Stock during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

(dd)         The Company and its subsidiaries have filed all federal, state, local and foreign tax returns required to be filed through the date of this Agreement or have requested extensions thereof (except where the failure to file would not have a material adverse effect on the Company and its subsidiaries, taken as a whole) and have accrued or paid all taxes required to be reflected thereon and any other tax, assessment, fine or penalty levied against them (except where the failure to accrue or pay would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, or except as currently being contested in good faith and for which reserves required by U.S. GAAP have been created in the consolidated financial statements of the Company and its subsidiaries), and no tax deficiency has been determined adversely to the Company or any of its subsidiaries (nor does the Company nor any of its subsidiaries have any notice or knowledge of any tax deficiency which could reasonably be expected to be determined adversely to the Company or its subsidiaries) that would reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(ee)         The Bank is “well-capitalized” (as that term is defined at 12 C.F.R. 565.4(b)(1)), and the Bank has not yet received a Community Reinvestment Act (“CRA”) rating.  The Bank has not been informed by the Bank Regulatory Authorities that its status as “well-capitalized” will change within one year, nor has the Bank been informed by the Bank Regulatory Authorities that it may receive a less than “satisfactory” rating for CRA purposes.

2.          Representations and Warranties of the Selling Stockholders.  Each Selling Stockholder, severally and not jointly, represents and warrants to and agrees with each of the Underwriters that:

(a)           This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder.

(b)           The execution and delivery by such Selling Stockholder of, and the performance by such Selling Stockholder of its obligations under, this Agreement, the Custody Agreement signed by such Selling Stockholder and Registrar and Transfer Company, as Custodian, relating to Shares to be sold by such Selling Stockholder (the “Custody Agreement”) and the Power of Attorney appointing certain individuals as such Selling Stockholder’s attorneys-in-fact to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statement (the “Power of Attorney”) will not contravene (i) any provision of applicable law, (ii) the certificate of incorporation or by-laws or other organizational documents of such Selling Stockholder (if such Selling Stockholder is a corporation or other business entity or trust), (iii) any agreement or other instrument binding upon such Selling Stockholder or (iv) any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Stockholder, except, in the case of clauses (i), (iii) and (iv) above, where such contravention would not, singly or in the aggregate, have a material adverse effect on such Selling Stockholder’s ability to perform its obligations under this Agreement.  No consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Selling Stockholder of its obligations under this Agreement or the Custody Agreement or Power of Attorney of such Selling Stockholder, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

(c)           Such Selling Stockholder has valid title to units of the LLC which will entitle such Selling Stockholder to the Shares to be sold by such Selling Stockholder, and on the Closing Date will have, valid title to, or a “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code (the “UCC”) in respect of, the Shares to be sold by such Selling Stockholder free and clear of all security interests, claims, liens, equities or other encumbrances and the legal right and power, and all authorization and approval required by law, to enter into this Agreement, the Custody Agreement and the Power of Attorney and to sell, transfer and deliver the Shares to be sold by such Selling Stockholder or a security entitlement in respect of such Shares.

(d)           The Custody Agreement and the Power of Attorney of such Selling Stockholder have been duly authorized, executed and delivered by such Selling Stockholder and are valid and binding agreements of such Selling Stockholder.

(e)           Upon payment by the Underwriters for the Shares to be sold by such Selling Stockholder pursuant to this Agreement, delivery of such Shares, as directed by the Underwriters, to Cede & Co. (“Cede”) or such other nominee as may be designated by the Depository Trust Company (“DTC”), registration of such Shares in the name of Cede or such other nominee on the Company’s share registry and the crediting of such Shares on the books of DTC to securities accounts of the Underwriters maintained at DTC (assuming that neither DTC nor any such Underwriter has notice of any adverse claim (within the meaning of Section 8-105 of the UCC) to such Shares), (A)  under Section 8-501 of the UCC, the Underwriters will acquire a security entitlement in respect of such Shares and (B) no action based on any “adverse claim”, within the meaning of Section 8-102 of the UCC, to such Shares may be asserted against the Underwriters with respect to such security entitlement; for purposes of this representation, such Selling Stockholder may assume that when such payment, delivery and crediting occur, (x) such Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, by-laws and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (z) appropriate book entries crediting the Shares to the securities accounts of the several Underwriters maintained at DTC will have been made on records of DTC pursuant to Section 8-501 of the UCC.  As used in this Section 2(e), the terms “delivery,” “securities account,” “security entitlement” and “adverse claim” have the meanings given them in Article 8 of the UCC.

(f)            In respect of any statements in or omissions from the Registration Statement, the Time of Sale Prospectus or the Prospectus made in reliance upon and in conformity with information furnished to the Company by or on behalf of such Selling Stockholder specifically for use in connection with the preparation thereof, such Selling Stockholder hereby makes the same representations and warranties with respect to such information as the Company makes under paragraph 1(b) hereof, it being understood and agreed that such information consists only of its name and any information relating to its holdings of Common Stock (including for the avoidance of doubt that information set forth in the footnotes to the beneficial ownership table in “Principal and Selling Stockholders”) as set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

3.          Agreements to Sell and Purchase. Each Seller, severally and not jointly, hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from such Seller at $[        ] a share (the “Purchase Price”) the number of Firm Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the number of Firm Shares to be sold by such Seller as the number of Firm Shares set forth in Schedule II hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Selling Stockholders agree to sell to the Underwriters the Additional Shares, and the Underwriters shall have the right to purchase, severally and not jointly, up to [        ] Additional Shares at the Purchase Price, provided, however, that the amount paid by the Underwriters for any Additional Shares shall be reduced by an amount per share equal to any dividends declared by the Company and payable on the Firm Shares but not payable on such Additional Shares.  You may exercise this right on behalf of the Underwriters in whole or from time to time in part by giving written notice not later than 30 days after the date of this Agreement.  Any exercise notice shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such shares are to be purchased.  The number of Additional Shares to be purchased from each Selling Stockholder by the Underwriters, collectively, pursuant to an exercise notice shall equal the number of Additional Shares to be purchased from the Selling Stockholders, collectively, pursuant to an exercise notice multiplied by the fraction obtained by dividing (i) the number opposite such Selling Stockholder’s name under the column titled “Number of Additional Shares to Be Sold” on Schedule I hereto by (ii) the total number opposite the word “Total” under the column titled “Number of Additional Shares to Be Sold” on Schedule I hereto (subject to such adjustments to eliminate fractional shares as you may determine).  The number of such Additional Shares to be purchased by each Underwriter from each Selling Stockholder pursuant to an exercise notice shall be the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the number of Additional Shares to be sold by such Selling Stockholder as (i) the number opposite such Underwriter’s name under the column titled “Number of Additional Shares to Be Purchased” on Schedule II hereto bears to (ii) the total number opposite the word “Total” under the column titled “Number of Additional Shares to Be Purchased” on Schedule II hereto.  Each purchase date must be at least one business day after the written notice is given and may not be earlier than the closing date for the Firm Shares nor later than ten business days after the date of such notice.  Additional Shares may be purchased as provided in Section 5 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares.  On each day, if any, that Additional Shares are to be purchased (an “Option Closing Date”), each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the total number of Additional Shares to be purchased on such Option Closing Date as the number of Additional Shares set forth in Schedule II hereto opposite the name of such Underwriter bears to the total number of Additional Shares.

The Company hereby agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 180 days after the date of the Prospectus, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock beneficially owned (as such term is used in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) by the Company or any other securities so owned convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (3) file any registration statement with the Commission relating to the offering of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock.

The restrictions contained in the preceding paragraph shall not apply to (a) the Shares to be sold hereunder and any shares or options issued in connection with the reorganization transactions described in the Time of Sale Prospectus, (b) the issuance by the Company of shares of Common Stock upon the exercise of an option or a warrant granted under stock incentive, compensation or similar plans, in each case of which the Representatives have been advised in writing, or issuances or transfers in accordance with the terms of any stock incentive, compensation or similar plan in effect on the date hereof, as described in the Time of Sale Prospectus and of which the Representatives have been advised in writing, (c) the filing by the Company of a registration statement with the Commission on Form S-8 relating to the offering of securities by the Company pursuant to terms of any stock incentive, compensation or similar plan in effect on the date hereof and as described in the Time of Sale Prospectus or (d) the filing of a registration statement on Form S-4 or other appropriate form with respect to the issuance by the Company of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock in connection with an acquisition or business combination (or the entering into of an acquisition agreement or other offer or contract to sell with respect thereto); provided that no such Common Stock or other securities are issued in connection with any such acquisition or business combination during the 180-day restricted period.  Notwithstanding the foregoing, if (1) during the last 17 days of the 180-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day period, the restrictions imposed by this section shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.  The Company shall promptly notify the Representatives of any earnings release, news or event that may give rise to an extension of the initial 180-day restricted period.

4.          Terms of Public Offering. The Sellers are advised by you that the Underwriters propose to make a public offering of their respective portions of the

Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable.  The Sellers are further advised by you that the Shares are to be offered to the public initially at $[        ] a share (the “Public Offering Price”) and to certain dealers selected by you at a price that represents a concession not in excess of $[        ] a share under the Public Offering Price, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of $[        ] a share, to any Underwriter or to certain other dealers.

5.          Payment and Delivery. Payment for the Firm Shares to be sold by each Seller shall be made to such Seller in Federal or other funds immediately available in New York City against delivery of such Firm Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on [        ], 2011, or at such other time on the same or such other date, not later than [        ], 2011, as shall be designated in writing by you.  The time and date of such payment are hereinafter referred to as the “Closing Date.”

Payment for any Additional Shares shall be made to the Selling Stockholders in Federal or other funds immediately available in New York City against delivery of such Additional Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on the date specified in the corresponding notice described in Section 3 or at such other time on the same or on such other date, in any event not later than [        ], 2011, as shall be designated in writing by you.

The Firm Shares and Additional Shares shall be registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date or the applicable Option Closing Date, as the case may be.  The Firm Shares and Additional Shares shall be delivered to you on the Closing Date or an Option Closing Date, as the case may be, for the respective accounts of the several Underwriters.  The Purchase Price payable by the Underwriters shall be reduced by any withholding required by law.

6.          Conditions to the Underwriters’ Obligations. The obligations of the Sellers to sell the Shares to the Underwriters and the several obligations of the Underwriters to purchase and pay for the Shares on the Closing Date are subject to the condition that the Registration Statement shall have become effective not later than 4:00 p.m., New York City time, on the date hereof.

The several obligations of the Underwriters are subject to the following further conditions:

(a)           Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

(i)                  there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded to any securities of the Company or any of its subsidiaries by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

(ii)                 there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus as of the date of this Agreement that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus.

(b)           The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 6(a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

(c)           The Underwriters shall have received on the Closing Date opinions and a letter of Skadden, Arps, Slate, Meagher & Flom LLP, outside counsel for the Company, dated the Closing Date, in or substantially in the form set forth in Exhibits B-1, B-2 and B-3 hereto.

(d)           The Underwriters shall have received on the Closing Date an opinion of Jeffrey Starr, General Counsel of the Bank, dated the Closing Date, in or substantially in the form set forth in Exhibit C hereto.

(e)           The Underwriters shall have received on the Closing Date an opinion of Simpson Thacher & Bartlett LLP, counsel for certain Selling Stockholders, in or substantially in the form set forth in Exhibit D hereto, and opinions for the other Selling Stockholders as the Representatives may request in form and substance reasonable satisfactory to the Representatives.

(f)            The Underwriters shall have received on the Closing Date an opinion of Davis Polk & Wardwell LLP, counsel for the Underwriters, dated the

Closing Date, in form and substance reasonably satisfactory to the Representatives.

The opinions of Skadden, Arps, Slate, Meagher & Flom LLP and the other persons described in Sections 6(c), 6(d) and 6(e) above shall be rendered and addressed to the Underwriters.

(g)           The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from each of KPMG LLP, independent public accountants, and PricewaterhouseCoopers LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof.

(h)           The “lock-up” agreements, each substantially in the form of Exhibit A hereto, between you and certain stockholders, officers and directors of the Company, relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

(i)            The reorganization shall have taken place as described in the Time of Sale Prospectus and the Prospectus under “Reorganization”.

The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the delivery to you on the applicable Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization of the Additional Shares to be sold on such Option Closing Date and other matters related to the Additional Shares.

7.          Covenants of the Company. The Company covenants with each Underwriter as follows:

(a)           To furnish to you, without charge, three signed copies of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto), upon the reasonable request of such other Underwriter, and to furnish to you in New York City, without charge, prior to 10:00 a.m., New York City time, on the business day next succeeding the date of this Agreement and during the period mentioned in Section 7(e) or 7(f) below, as many copies of the Time of Sale Prospectus, the Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

(b)           Subject to Section 7(e) below, before amending or supplementing the Registration Statement, the Time of Sale Prospectus or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

(c)           To furnish to you a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed free writing prospectus to which you reasonably object.

(d)           Not to take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.

(e)           If the Time of Sale Prospectus is being used to solicit offers to buy the Shares at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at the Company’s own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when the Time of Sale Prospectus is delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.

(f)            If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in

Rule 173(a) of the Securities Act) is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at the Company’s own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law.

(g)           To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request, provided that in no event shall the Company or any of its subsidiaries be obligated to qualify to do business as a foreign corporation in any jurisdiction where it is not already so qualified or to take any action that would subject the Company or any of its subsidiaries to taxation or service of process where it is not already subject to taxation or service of process.

(h)           To make generally available to the Company’s security holders and to you as soon as practicable an earning statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the date of this Agreement which shall satisfy the provisions of Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 of the Securities Act) and the rules and regulations of the Commission thereunder.

(i)            If any Selling Stockholder is not a U.S. person for U.S. federal income tax purposes, the Company will deliver to each Underwriter (or its agent), on or before the Closing Date, (i) a certificate with respect to the Company’s status as a “United States real property holding corporation,” dated not more than thirty (30) days prior to the Closing Date, as described in Treasury Regulations Sections 1.897-2(h) and 1.1445-2(c)(3), and (ii) proof of delivery to the IRS of the required notice, as described in Treasury Regulations 1.897-2(h)(2).

8.          Covenants of the Sellers.  Each Seller, severally and not jointly, covenants with each Underwriter as follows:

(a)           Each Seller will deliver to each Underwriter (or its agent), prior to or at the Closing Date, a properly completed and executed Internal Revenue Service (“IRS”) Form W-9 or an IRS Form W-8, as appropriate, together with all required attachments to such form.

9.             Expenses.  Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company agrees to pay or cause to be paid all expenses incident to the performance of the obligations of the Sellers under this Agreement, including: (i) the fees, disbursements and expenses of the Company’s counsel, the Company’s accountants and counsel for the Selling Stockholders in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the reasonable and documented cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 7(g) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by the Financial Industry Regulatory Authority, Inc. provided that such fees and disbursements of such counsel in clause (iii) and (iv) shall not exceed $75,000, (v) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8-A relating to the Common Stock and all costs and expenses incident to listing the Shares on the New York Stock Exchange, (vi) the cost of printing certificates, if any, representing the Shares, (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, provided, however, that the cost of any aircraft chartered in connection with the road show shall be split evenly between the Company on the one hand and the Underwriters on the other hand, (ix) the document production charges and expenses associated with printing this Agreement and (x) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section.  It is understood, however, that except as provided in this Section, Section 11 entitled “Indemnity and Contribution” and the last paragraph of Section 13 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.

The provisions of this Section shall not supersede or otherwise affect any agreement that the Sellers may otherwise have for the allocation of such expenses among themselves.

10.           Covenants of the Underwriters.  Each Underwriter severally covenants with the Company not to take any action that would result in the Company being required to file with the Commission under Rule 433(d) a free writing prospectus prepared by or on behalf of such Underwriter that otherwise would not be required to be filed by the Company thereunder, but for the action of the Underwriter.

11.           Indemnity and Contribution.  (a) The Company agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, or the Prospectus or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

(b)           Each Selling Stockholder, severally and not jointly, agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, or the Prospectus or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Selling Stockholder furnished to the Company by or on behalf of such Selling Stockholder specifically for use in the documents referred to in the foregoing indemnity, it being understood and agreed that the such information provided by or on behalf of any such Selling Stockholder consists only of its name and any information relating to its holdings of shares of Common Stock (including for the avoidance of doubt that information set forth in the footnotes to the beneficial ownership table in “Principal and Selling Stockholders”) as set forth in the documents referred to in the foregoing indemnity.  The liability of each Selling Stockholder under the representations and warranties contained in this Agreement and under the indemnity and contribution agreements contained in this Section 11 shall be limited to an amount equal to (i) the number of Shares sold by such Selling Stockholder under this Agreement multiplied by (ii) the Public Offering Price (minus related underwriting discounts and commissions).

(c)           Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Selling Stockholders, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company or any Selling Stockholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

(d)           In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 11(a), 11(b) or 11(c), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding.  In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or who are affiliates of any Underwriter within the meaning of Rule 405 under the Securities Act, (ii) the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section and (iii) the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all Selling Stockholders and all persons, if any, who control any Selling Stockholder within the meaning of either such Section, and that all such reasonable fees and expenses shall be reimbursed as they are incurred.  In the case of any such separate firm for the Underwriters and such control persons and affiliates of any Underwriters, such firm shall be designated in writing by the Representatives.  In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company.  In the case of any such separate firm for the Selling Stockholders and such control persons of any Selling Stockholders, such firm shall be designated in writing by the persons named as attorneys-in-fact for the Selling Stockholders under the applicable Powers of Attorney.  The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.  Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonably incurred fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 15 days’ prior written notice of its intention to settle.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(e)           To the extent the indemnification provided for in Section 11(a), 11(a) or 11(c) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares or (ii) if the allocation provided by clause 11(e)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 11(e)(i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative benefits received by the Sellers on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by each Seller and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares.  The relative fault of the Sellers on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Sellers or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Underwriters’ respective obligations to contribute pursuant to this Section 11 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint.

(f)            The Sellers and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 11 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 11(e).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 11(e) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 11, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The remedies provided for in this Section 11 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(g)           The indemnity and contribution provisions contained in this Section 11 and the representations, warranties and other statements of the Company and the Selling Stockholders contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter or any affiliate of any Underwriter, any Selling Stockholder or any person controlling any Selling Stockholder, or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

12.           Termination.  The Underwriters may terminate this Agreement by notice given by you to the Company and the Selling Stockholders if, after the execution and delivery of this Agreement and prior to the Closing Date, (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, either of the New York Stock Exchange or the NASDAQ Global Market, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and that, singly or together with any other event specified in this clause (v), makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus or the Prospectus.

13.           Effectiveness; Defaulting Underwriters.  This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

If, on the Closing Date or an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule II bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 13 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter.  If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased on such date, and arrangements satisfactory to you, the Company and the Selling Stockholders for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders.  In any such case either you or the relevant Sellers shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, in the Time of Sale Prospectus, in the Prospectus or in any other documents or arrangements may be effected.  If, on an Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased on such Option Closing Date, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase the Additional Shares to be sold on such Option Closing Date or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default.  Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company or any other Seller to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or any other Seller shall be unable to perform its obligations under this Agreement (which for the purposes of this Section 13, shall not include termination by the Underwriters under items (i), (iii), (iv) or (v) of Section 12), the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

14.           Entire Agreement.  (a) This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Shares, represents the entire agreement between the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other, with respect to the preparation of any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, the conduct of the offering, and the purchase and sale of the Shares.

(b)           The Company acknowledges that in connection with the offering of the Shares:  (i) the Underwriters have acted at arms length, are not agents of, and owe no fiduciary duties to, the Company or any other person, (ii) the Underwriters owe the Company only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement), if any, and (iii) the Underwriters may have interests that differ from those of the Company.  The Company waives to the full extent permitted by applicable law any claims it may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the Shares.

15.           Counterparts.  This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

16.           Applicable Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

17.           Headings.  The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

18.           Patriot Act.  In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the

Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the underwriters to properly identify their respective clients.

19.           Notices.  All communications hereunder shall be in writing and effective only upon receipt and if to the Underwriters shall be delivered, mailed or sent to you in care of Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10036, Attention: Equity Syndicate Desk, with a copy to the Legal Department; and to Merrill Lynch, Pierce, Fenner & Smith Incorporated, One Bryant Park, New York, New York 10036, Attention: Syndicate Department; if to the Company shall be delivered, mailed or sent to BankUnited, Inc., 14817 Oak Lane, Miami Lakes, Florida 33016, Attention: Chief Operating Officer, with a copy which shall not constitute notice to Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, Attention: Richard B. Aftanas, Esq., and if to any Selling Stockholder shall be delivered, mailed or sent to it at the address set forth in Schedule I.

Very truly yours,

BankUnited, Inc.

By:
Name:
Title:

The Selling Stockholders named in Schedule I hereto, acting severally

By:
Attorney-in Fact

Accepted as of the date hereof

Morgan Stanley & Co. Incorporated
Merrill Lynch, Pierce, Fenner & Smith
Incorporated

Acting severally on behalf of themselves and the several Underwriters named in Schedule II hereto

By:	Morgan Stanley & Co. Incorporated

By:
Name:
Title:

By:	Merrill Lynch, Pierce, Fenner & Smith
Incorporated

By:
Name:
Title:

SCHEDULE I

Selling Stockholder	Number of Firm Shares to Be Sold	Number of Additional Shares to Be Sold (Assuming [ ] Additional Shares Are Purchased)	Address of Selling Stockholder

[TO COME]

Total:

I-1

SCHEDULE II

Underwriter	Number of Firm Shares to Be Purchased	Number of Additional Shares to Be Purchased (Assuming [ ] Additional Shares Are Purchased)

Morgan Stanley & Co. Incorporated
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Deutsche Bank Securities Inc.
Goldman, Sachs & Co.
Keefe, Bruyette & Woods, Inc.
RBC Capital Markets, LLC
UBS Securities LLC
Total:

II-1

SCHEDULE III

Time of Sale Prospectus

1.	Preliminary Prospectus dated [date]

2.	[identify all free writing prospectuses filed by the Company under Rule 433(d) of the Securities Act]

3.	[free writing prospectus containing a description of terms that does not reflect final terms, if the Time of Sale Prospectus does not include a final term sheet]

III-1

EXHIBIT A

FORM OF LOCK-UP LETTER

[ ]

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Merrill Lynch, Pierce, Fenner & Smith

Incorporated
One Bryant Park
New York, New York 10036

Ladies and Gentlemen:

The undersigned understands that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), as representatives (the “Representatives”) of the Underwriters (as defined below), propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with BankUnited, Inc., a Delaware corporation (the “Company”), providing for the initial public offering (the “Public Offering”) by the several Underwriters (the “Underwriters”), including Morgan Stanley and Merrill Lynch, of shares (the “Shares”) of the common stock, par value $0.01 per share, of the Company (the “Common Stock”).

To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of the Representatives, it will not, during the period commencing on the date of the Underwriting Agreement and ending 180 days after the date of the final prospectus relating to the Public Offering (the “Prospectus”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock beneficially owned (as such term is used in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), by the undersigned or any other securities so owned convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.  The foregoing sentence shall not apply to (a) any Shares to be sold by the undersigned pursuant to the Underwriting Agreement, (b) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Public Offering, provided that no filing under Section 16(a) of the Exchange Act (other than a filing on a Form 5 made after the expiration of the 180-day period referred to above) shall be required or shall be voluntarily made in connection with subsequent sales of shares of Common Stock or other securities acquired in such open market transactions, (c) transfers of shares of Common Stock or any security convertible into Common Stock as a bona fide gift or gifts, (d) transfers of shares of Common Stock or any security convertible into Common Stock to any trust for the direct or indirect benefit of the undersigned or the undersigned’s immediate family, (e) transfers by testate succession or intestate distribution, (f) distributions or transfers (other than for value) by the undersigned to limited partners, members, or stockholders of the undersigned or transfers (other than for value) to any corporation, partnership or other business entity that is the direct or indirect affiliate of the undersigned, (g) transfers (other than for value) of shares to any corporation, partnership or other business entity with whom the undersigned shares in common an investment manager or advisor which has investment discretionary authority with respect to the undersigned’s and the entity’s investments pursuant to an investment advisory or similar agreement, provided that in the case of any transfer or distribution pursuant to clause (c) through (g), (x) each donee, distributee or transferee shall sign and deliver a lock-up letter substantially in the form of this letter, and (ii) no filing under Section 16(a) of the Exchange Act (other than a filing on a Form 5 made after the expiration of the 180-day period referred to above), reporting a reduction in beneficial ownership of shares of Common Stock, shall be required or shall be voluntarily made during the restricted period referred to in the foregoing sentence, or (h) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of shares of Common Stock, provided that such plan does not provide for the transfer of Common Stock during the restricted period and no public announcement or filing under the Exchange Act regarding the establishment of such plan shall be required of or voluntarily made by or on behalf of the undersigned or the Company.  In addition, without limiting the ability of the undersigned to effect the sale of Shares pursuant to the Underwriting Agreement, the undersigned agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, during the period commencing on the date of the Underwriting Agreement and ending 180 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.  The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the

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undersigned’s shares of Common Stock except in compliance with the foregoing restrictions.

If:

(1)           during the last 17 days of the restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs; or

(2)           prior to the expiration of the restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the restricted period;

the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

The undersigned shall not engage in any transaction that may be restricted by this agreement during the 34-day period beginning on the last day of the initial restricted period unless the undersigned requests and receives prior written confirmation from the Company, Morgan Stanley or Merrill Lynch that the restrictions imposed by this agreement have expired.

The undersigned understands that the Company and the Underwriters are relying upon this agreement in proceeding toward consummation of the Public Offering.  The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

If (1) the Underwriting Agreement shall not be entered into on or before March 31, 2011, (2) the Public Offering is abandoned by the Company before such date or (3) the Underwriting Agreement (other than the terms thereof which survive termination) shall terminate or be terminated prior to payment and delivery of the Common Stock to be sold thereunder, then this agreement shall be of no force and effect, and the restrictions on transactions contained herein relating to the Common Stock shall be null and void.

Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions.  Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

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Very truly yours,

(Name)

(Address)

Exhibit B-1

[Subject to Opinion Committee Review]

[  ], 2011

Morgan Stanley & Co. Incorporated

Merrill Lynch, Pierce, Fenner & Smith Incorporated

as Representatives of the several Underwriters

c/o          Morgan Stanley & Co. Incorporated

1585 Broadway

New York, New York 10036

Merrill Lynch, Pierce, Fenner & Smith Incorporated

One Bryant Park

New York, New York 10036

Re:                 BankUnited, Inc.
Initial Public Offering of Common Stock

Ladies and Gentlemen:

We have acted as special counsel to BankUnited, Inc., a Delaware corporation (the “Company”), in connection with the Underwriting Agreement, dated January 27, 2011 (the “Underwriting Agreement”), among you, as representatives of the several Underwriters named in Schedule II thereto (the “Underwriters”), the Selling Stockholders named in Schedule I thereto (the “Selling Stockholders”) and the Company, relating to the sale (a) by the Company to the Underwriters of 4,000,000 shares (the “Firm Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), (b) by the Selling Stockholders to the Underwriters of an aggregate of 22,250,000 shares of Common Stock (the “Secondary Shares”) and (c) by the Selling Stockholders to the Underwriters of up to an additional 3,937,500 shares of Common Stock (the “Option Shares”) at the Underwriters’ option to cover over-allotments.  The Firm Shares, the Secondary Shares and the Option Shares are collectively referred to herein as the “Securities.”

This opinion is being furnished to you pursuant to Section 6(c) of the Underwriting Agreement.

In rendering the opinions set forth herein, we have examined and relied on originals or copies of the following:

(a)           the registration statement on Form S-1 (File No. 333-170203) of the Company relating to the Securities filed on October 29, 2010 with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933 (the “Securities Act”) and Pre-Effective Amendments No. 1 through No. [  ] thereto and the information deemed to be part of the registration statement pursuant to Rule 430A of the General Rules and Regulations under the Securities Act (the “Rules and Regulations”) and the Notice of Effectiveness of the Commission posted on its website declaring such registration statement effective on [  ], 2011 (such registration statement, as so amended, being hereinafter referred to as the “Registration Statement”);

(b)           the preliminary prospectus, dated January 18, 2011 (the “Preliminary Prospectus”), relating to the offering of the Securities;

(c)           the “issuer free writing prospectus” (as defined in Rule 433(h)(1) of the Rules and Regulations) relating to the offering of the Securities, filed with the Commission pursuant to Rule 433 of the Rules and Regulations on [  ], 2011;

(d)           the final prospectus, dated [  ], 2011, relating to the offering of the Securities, in the form filed with the Commission on [  ], 2011 pursuant to Rule 424(b) of the Rules and Regulations (such final prospectus being hereinafter referred to as the “Prospectus”);

(e)           an executed copy of the Underwriting Agreement;

(f)            a specimen certificate evidencing the Common Stock in the form of Exhibit 4.1 to the Registration Statement;

(g)           the Certificate of Incorporation of the Company, as amended to date (including the Amended and Restated Certificate of Incorporation (the “New Charter”) of the Company currently in effect, filed with the Secretary of State of the State of Delaware immediately prior to the closing of the sale of the Securities), as certified by the Secretary of State of the State of Delaware (as so amended, the “Certificate of Incorporation”);

2

(h)           the By-Laws of the Company, as amended to date (including the Amended and Restated By-Laws (the “New By-Laws”) of the Company in effect since immediately prior to the closing of the sale of the Securities), as certified by Rajinder P. Singh, Chief Operating Officer and Corporate Secretary of the Company (as so amended, the “By-Laws”);

(i)            resolutions of the Board of Directors of the Company, adopted October 19, 2010 and January 15, 2011 and resolutions of the Executive Committee thereof, adopted [  ], 2011, relating to the reorganization transactions described in the Prospectus pursuant to which the Secondary Shares will be issued to the Selling Stockholders preceding the closing of the sale of the Securities, the issuance of the Firm Shares, the adoption of the New Charter and the New By-Laws and related matters, as certified by Rajinder P. Singh, Chief Operating Officer and Corporate Secretary of the Company;

(j)            a certificate of John A. Kanas, Chairman, President and Chief Executive Officer of the Company, and Douglas J. Pauls, Chief Financial Officer of the Company, dated the date hereof (the “Company’s Certificate”);

(k)           a certificate of Rajinder P. Singh, Chief Operating Officer and Corporate Secretary of the Company, dated the date hereof;

(l)            a certificate of Douglas J. Pauls, Chief Financial Officer of the Company, dated the date hereof (the “Investment Company Act Certificate”);

(m)          copies of each of the Applicable Contracts (as defined below);

(n)           a certificate, dated [  ], 2011, and a certificate bringdown thereof, dated the date hereof, from the Secretary of State of the State of Delaware as to the Company’s due incorporation, legal corporate existence and good standing under the laws of the State of Delaware (the “Company Delaware Certificate”);

(o)           a certificate, dated [  ], 2011, from the Acting Corporate Secretary of the Office of Thrift Supervision stating that the Company is a savings and loan holding corporation registered under Section 10 of the Home Owners’ Loan Act, as amended (the “OTS Company Certificate”); and

3

(p)           a certificate, dated [  ], 2011, from the Acting Corporate Secretary of the Office of Thrift Supervision stating that BankUnited (the “Bank”), a direct, wholly owned subsidiary of the Company, was chartered under the laws of the United States to transact the business of a Federal savings bank and the charter of the Bank is in full force and effect (the “OTS Bank Certificate”).

We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such records of the Company and such agreements, certificates and receipts of public officials, certificates of officers or other representatives of the Company and others, and such other documents as we have deemed necessary or appropriate as a basis for the opinions set forth below.

In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as facsimile, electronic, certified or photostatic copies, and the authenticity of the originals of such copies.  In making our examination of executed documents, we have assumed that the parties thereto, other than the Company, had the power, corporate or other, to enter into and perform all obligations thereunder and have also assumed the due authorization by all requisite action, corporate or other, and the execution and delivery by such parties of such documents and the validity and binding effect thereof on such parties.  As to any facts material to the opinions expressed herein that we did not independently establish or verify, we have relied upon statements and representations of officers and other representatives of the Company and others and of public officials, including the facts set forth in the Company’s Certificate and the Investment Company Act Certificate.

As used herein, (i) “Applicable Contracts” means those agreements or instruments identified on Schedule I hereto; (ii) “Applicable Laws” means the General Corporation Law of the State of Delaware (the “DGCL”) and those laws, rules and regulations of the State of New York and those federal laws, rules and regulations of the United States of America, in each case that, in our experience, are normally applicable to transactions of the type contemplated by the Underwriting Agreement (other than the United States federal securities laws, state securities or blue sky laws, antifraud laws and the rules and regulations of the Financial Industry Regulatory Authority, Inc.), but without our having made any special investigation as to the applicability of any specific law, rule or regulation; (iii) “Governmental Authorities” means any court, regulatory body, administrative agency or governmental body of the State of Delaware and the State of New York or the United States of America having jurisdiction over the Company under Applicable Laws; (iv)

4

“Governmental Approval” means any consent, approval, license, authorization or validation of, or filing, qualification or registration with, any Governmental Authority required to be made or obtained by the Company pursuant to Applicable Laws, other than any consent, approval, license, authorization, validation, filing, qualification or registration that may have become applicable as a result of the involvement of any party (other than the Company) in the transactions contemplated by the Underwriting Agreement or because of such parties’ legal or regulatory status or because of any other facts specifically pertaining to such parties; (v) “Applicable Orders” means those judgments, orders or decrees identified on Schedule II hereto (no such judgments, orders or decrees have been so identified); and (vi) “General Disclosure Package” means the Preliminary Prospectus and the document identified on Schedule III hereto, all considered together.

The opinions set forth below are subject to the following further qualifications, assumptions and limitations:

(a)           the opinion set forth in paragraph 1 below is based solely upon the Company Delaware Certificate;

(b)           the opinion set forth in paragraph 3 below is based solely upon the Company OTS Certificate;

(c)           the opinion set forth in paragraph 4 below is based solely upon the Bank OTS Certificate;

(d)           we do not express any opinion as to the effect on the opinions expressed herein of (i) the compliance or noncompliance of any party to the Underwriting Agreement (other than with respect to the Company to the extent necessary to render the opinions set forth herein) with any state, federal or other laws or regulations applicable to it or them or (ii) the legal or regulatory status or the nature of the business of any such party (other than with respect to the Company to the extent necessary to render the opinions set forth herein);

(e)           in rendering the opinion set forth in paragraph 8 below, we have relied on the stock record books of the Company in determining the number of all issued and outstanding shares of capital stock of the Company; and

5

(f)            we note that certain of the Applicable Contracts are governed by laws other than the Applicable Laws; our opinions expressed herein are based solely upon our understanding of the plain language of such agreement or instrument, and we do not express any opinion with respect to the interpretation, validity, binding nature or enforceability of any such agreement or instrument, and we do not assume any responsibility with respect to the effect on the opinions or statements set forth herein of any interpretation thereof inconsistent with such understanding.

We do not express any opinion as to any laws other than Applicable Laws and the federal laws of the United States of America to the extent referred to specifically herein.  Insofar as the opinions expressed herein relate to matters governed by laws other than those set forth in the preceding sentence, we have assumed, without having made any independent investigation, that such laws do not affect any of the opinions set forth herein.  The opinions expressed herein are based on laws in effect on the date hereof, which laws are subject to change with possible retroactive effect.

Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that:

1.             The Company has been duly incorporated and is validly existing in good standing under the laws of the State of Delaware.

2.             The Company has the corporate power and corporate authority to own its properties and conduct its business, in each case as described in the General Disclosure Package and the Prospectus.

3.             The Company is a savings and loan holding corporation registered under Section 10 of the Home Owners’ Loan Act, as amended.

4.             BankUnited was chartered under the laws of the United States to transact the business of a Federal savings bank, and the charter of the Bank is in full force and effect.

5.             The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

6

6.             The execution and delivery by the Company of the Underwriting Agreement and the consummation by the Company of the transactions contemplated thereby, including the issuance and sale of the Securities, will not (i) conflict with the Certificate of Incorporation or the By-Laws, (ii) constitute a violation of, or a breach or default under, the terms of any Applicable Contract or (iii) violate or conflict with, or result in any contravention of, any Applicable Law or any Applicable Order.  We do not express any opinion, however, as to whether the execution, delivery or performance by the Company of the Underwriting Agreement will constitute a violation of, or a default under, any covenant, restriction or provision with respect to financial ratios or tests or any aspect of the financial condition or results of operations of the Company or any of its subsidiaries.

7.             No Governmental Approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required for, the execution or delivery of the Underwriting Agreement by the Company or the consummation by the Company of the transactions contemplated thereby.

8.             The 92,971,850 shares of Common Stock (including the Secondary Shares) shown by the Company’s stock record books as being issued and outstanding immediately prior to the issuance of the Firm Shares on the date hereof have been duly authorized and are validly issued, fully paid and nonassessable.

9.             The Firm Shares have been duly authorized by the Company and, when delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid and nonassessable and free and clear of any preemptive rights or any similar rights arising under the DGCL, the Certificate of Incorporation, the By-Laws or any Applicable Contract.

10.           The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the General Disclosure Package and the Prospectus under the caption “Description of Our Capital Stock.”

11.           The statements in the General Disclosure Package and the Prospectus under the caption “Underwriters,” insofar as such statements purport to summarize certain provisions of the Underwriting Agreement, fairly summarize such provisions in all material respects.

12.           The Company is not and, solely after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the General Disclosure Package and the Prospectus, will not be an

7

“investment company” as such term is defined in the Investment Company Act of 1940.

This opinion is furnished only to you as representatives of the Underwriters and is solely for the Underwriters’ benefit in connection with the closing occurring today and the offering of the Securities, in each case pursuant to the Underwriting Agreement.  Without our prior written consent, this opinion may not be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by, or assigned to, any other person for any purpose, including any other person that acquires any Securities or that seeks to assert an Underwriter’s rights in respect of this opinion (other than an Underwriter’s successor in interest by means of merger, consolidation, transfer of a business or other similar transaction).

Very truly yours,

8

Schedule II - Applicable Contracts

1.                       Purchase and Assumption Agreement, dated as of May 21, 2009, among the Federal Deposit Insurance Corporation (the “FDIC”), Receiver of BankUnited, FSB, Coral Cables, Florida, the FDIC and BankUnited (Single Family Shared-Loss Agreement and Commercial and Other Shared-Loss Agreement included as Exhibits 4.15A and 4.15B thereto, respectively), as amended or supplemented by the Addendum thereto, dated as of May 21, 2009, Amendment No. 1 to the BankUnited Single Family Shared-Loss Agreement, dated as of November 2, 2010, and Amendment No. 2 the BankUnited Single Family Shared-Loss Agreement, dated as of December 22, 2010

2.                       Amended and Restated Limited Liability Company Agreement of BU Financial Holdings LLC, dated as of May 21, 2009, by and among John A. Kanas, Rajinder P. Singh, John N. DiGiacomo, John Bohlsen and the other parties listed on Schedule A thereto (Schedule A as of January 15, 2011), including joinders thereto

3.                       Employment Agreement, dated August 18, 2010, among BU Financial Holdings LLC, BankUnited, Inc. (formerly know as BU Financial Corporation) and John A. Kanas

4.                       Amended and Restated Employment Agreement, dated August 18, 2010, between BankUnited and John A. Kanas

5.                       Employment Agreement, dated August 18, 2010, among BU Financial Holdings LLC, BankUnited, Inc. (formerly know as BU Financial Corporation) and John Bohlsen

6.                       Amended and Restated Employment Agreement, dated August 18, 2010, between BankUnited and John Bohlsen

7.                       Employment Agreement, dated August 18, 2010, among BU Financial Holdings LLC, BankUnited, Inc. (formerly know as BU Financial Corporation) and Douglas J. Pauls

8.                       Amended and Restated Employment Agreement, dated August 18, 2010, between BankUnited and Douglas J. Pauls

9.                       Employment Agreement, dated August 18, 2010, among BU Financial Holdings LLC, BankUnited, Inc. (formerly know as BU Financial Corporation) and Rajinder P. Singh

10.                 Amended and Restated Employment Agreement, dated August 18, 2010, between BankUnited and Rajinder P. Singh

11.                 BankUnited, Inc. Nonqualified Deferred Compensation Plan

12.                 BankUnited, Inc. (formerly know as BU Financial Corporation) 2009 Stock Option Plan

13.                 BankUnited, Inc. 2010 Omnibus Equity Incentive Plan

II-1

14.                 Registration Rights Agreement, dated the date hereof, among BankUnited, Inc., John A. Kanas, Rajinder P. Singh, Douglas J. Pauls, John Bohlsen and each of the other parties thereto (executed and delivered at the closing of the sale of the Securities)

15.                 Director Nomination Agreement, dated the date hereof, among BankUnited, Inc., John A. Kanas and the other parties thereto (executed and delivered at the closing of the sale of the Securities)

16.                 Transaction Fee Agreement, dated May 21, 2009, among BU Financial Holdings LLC, Blackstone Management Partners L.L.C., Carlyle Investment Management L.L.C., Centerbridge Advisors, LLC and WL Ross & Co. LLC

17.                 BU Financial Holdings LLC warrant issued to the FDIC, dated May 21, 2009

18.                 Indemnification agreements between BankUnited, Inc. and each of its directors and executive officers, dated [  ], 2011

19.                 BankUnited, Inc. Policy on Incentive Compensation Arrangements

II-2

Schedule II - Applicable Orders

None.

II-1

Schedule III — Issuer Free Writing Prospectus

Free writing prospectus filed with the Commission pursuant to Rule 433 of the Rules and Regulations on [   ], 2011.

III-1

Exhibit B-2

[Subject to Opinion Committee Review]

[ ], 2011

Morgan Stanley & Co. Incorporated

Merrill Lynch, Pierce, Fenner & Smith Incorporated

as Representatives of the several Underwriters

c/o          Morgan Stanley & Co. Incorporated

1585 Broadway

New York, New York 10036

Merrill Lynch, Pierce, Fenner & Smith Incorporated

One Bryant Park

New York, New York 10036

Re:               BankUnited, Inc.
Initial Public Offering of Common Stock

Ladies and Gentlemen:

We have acted as special counsel to BankUnited, Inc., a Delaware corporation (the “Company”), in connection with the Underwriting Agreement, dated January 27, 2011 (the “Underwriting Agreement”), among you, as representatives of the several Underwriters named in Schedule II thereto (the “Underwriters”), the Selling Stockholders named in Schedule I thereto (the “Selling Stockholders”) and the Company, relating to the sale (a) by the Company to the Underwriters of  4,000,000 shares (the “Firm Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), (b) by the Selling Stockholders to the Underwriters of an aggregate of 22,250,000 shares of Common Stock (the “Secondary Shares”) and (c) by the Selling Stockholders to the Underwriters of up to an additional 3,937,500 shares of Common Stock (the “Option Shares”) at the Underwriters’ option to cover over-allotments.  The Firm Shares, the Secondary Shares and the Option Shares are collectively referred to herein as the “Securities.”

This letter is being furnished to you pursuant to Section 6(c) of the Underwriting Agreement.

In the above capacity, we have reviewed (i) the registration statement on Form S-1 (File No. 333-170203) of the Company relating to the Securities filed on October 29, 2010 with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933 (the “Securities Act”) and Pre-Effective Amendments No. 1 through No. [  ] thereto and the information deemed to be part of the registration statement pursuant to Rule 430A of the General Rules and Regulations under the Securities Act (the “Rules and Regulations”) and the Notice of Effectiveness of the Commission posted on its website declaring such registration statement effective on [  ], 2011 (such registration statement, as so amended, being hereinafter referred to as the “Registration Statement”), (ii) the preliminary prospectus, dated January 18, 2011 (the “Preliminary Prospectus”), relating to the offering of the Securities, and (iii) the final prospectus, dated [  ], 2011, relating to the offering of the Securities, in the form filed with the Commission on [  ], 2011 pursuant to Rule 424(b) of the Rules and Regulations (the “Prospectus”).  We also have reviewed the “issuer free writing prospectus” (as defined in Rule 433(h)(1) of the Rules and Regulations) identified on Schedule A hereto relating to the Securities (the “Issuer General Use Free Writing Prospectus”) and such other documents as we deemed appropriate.  We have been orally advised by the Commission that no stop order suspending the effectiveness of the Registration Statement has been issued and, to our knowledge, no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

In addition, we have participated in conferences with officers and other representatives of the Company, representatives of the independent registered public accountants of the Company, representatives of the Underwriters, counsel for the Underwriters and counsel for the Selling Stockholders at which the contents of the Registration Statement, the Prospectus, the General Disclosure Package (as defined below) and related matters were discussed.  We do not pass upon, or assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or the General Disclosure Package and have made no independent check or verification thereof (except to the limited extent referred to in (i) paragraphs 10 and 11 of our opinion to you dated the date hereof and (ii) our tax opinion to you dated the date hereof).

On the basis of the foregoing, (i) the Registration Statement, at the time it became effective, and the Prospectus, as of its date, appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the Rules and Regulations (except that in each case we do not express any view as to the financial statements, schedules and other financial information included therein or excluded therefrom) and (ii) no facts have come to our attention that have caused us to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the

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statements therein not misleading, or that the Prospectus, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that in each case we do not express any view as to the financial statements, schedules and other financial information included therein or excluded therefrom or the statements contained in the exhibits to the Registration Statement).  In addition, on the basis of the foregoing, no facts have come to our attention that have caused us to believe that the General Disclosure Package, as of the Applicable Time (as defined below), contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that we do not express any view as to the financial statements, schedules and other financial information included therein or excluded therefrom or the statements contained in the exhibits to the Registration Statement).

As used herein, (i) “Applicable Time” means [  ] (Eastern time) on [  ], 2011 and (ii) “General Disclosure Package” means the Preliminary Prospectus and the document identified on Schedule A hereto, all considered together.

This letter is furnished only to you as representatives of the Underwriters and is solely for the Underwriters’ benefit in connection with the closing occurring today and the offering of the Securities, in each case pursuant to the Underwriting Agreement.  Without our prior written consent, this letter may not be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by, or assigned to, any other person for any purpose, including any other person that acquires any Securities or that seeks to assert an Underwriter’s rights in respect of this letter (other than an Underwriter’s successor in interest by means of merger, consolidation, transfer of a business or other similar transaction).

Very truly yours,

3

Exhibit B-2

Schedule A

Free writing prospectus filed with the Commission pursuant to Rule 433 of the Rules and Regulations on [  ], 2011.

Exhibit B-3

[  ], 2011

Morgan Stanley & Co. Incorporated

Merrill Lynch, Pierce, Fenner & Smith Incorporated

as Representatives of the several Underwriters

c/o          Morgan Stanley & Co. Incorporated

1585 Broadway

New York, New York 10036

Merrill Lynch, Pierce, Fenner & Smith Incorporated

One Bryant Park

New York, New York 10036

Re:                 BankUnited, Inc.
Initial Public Offering of Common Stock

Ladies and Gentlemen:

We have acted as special counsel to BankUnited, Inc., a Delaware corporation (the “Company”), in connection with the Underwriting Agreement, dated [   ], 2011 (the “Underwriting Agreement”), among you, as representatives of the several Underwriters named in Schedule II thereto (the “Underwriters”), the Selling Stockholders named in Schedule I thereto (the “Selling Stockholders”) and the Company, relating to the sale (a) by the Company to the Underwriters of 4,000,000 shares (the “Firm Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), (b) by the Selling Stockholders to the Underwriters of an aggregate of 22,250,000 shares of Common Stock (the “Secondary Shares”) and (c) by the Selling Stockholders to the Underwriters of up to an additional 3,937,500 shares of Common Stock (the “Option Shares”) at the Underwriters’ option to cover over-allotments.  The Firm Shares, the Secondary Shares and the Option Shares are collectively referred to herein as the “Securities.”

In rendering the opinion set forth herein, we have examined and relied on originals or copies of the following: (i) the registration statement on Form

S-1 (File No. 333-170203) of the Company relating to the Securities filed on October 29, 2010 with the Securities and Exchange Commission  under the Securities Act of 1933  (such registration statement, as so amended, being hereinafter referred to as the “Registration Statement”); (ii) the preliminary prospectus, dated [   ], 2011 (the “Preliminary Prospectus”), relating to the offering of the Securities; and (iii) the final prospectus, dated [   ], 2011, relating to the offering of the Securities, in the form filed with the Commission on [   ], 2011 (such final prospectus being hereinafter referred to as the “Prospectus”); and (iv) such other documents, certificates and records as we have deemed necessary or appropriate as a basis for the opinion set forth herein.

In rendering our opinion, we have participated in the preparation of the Registration Statement and the Prospectus.  Our opinion is conditioned on, among other things, the initial and continuing accuracy of the facts, information and representations set forth in the documents referred to above.  In our examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified, electronic or photostatic copies and the authenticity of the originals of such documents.  We also have assumed that the transactions related to the issuance of the Securities will be consummated in the manner contemplated by the Registration Statement, the Prospectus, the Underwriting Agreement and other relevant documents.  In addition, we have relied upon statements and representations of officers and other representatives of the Company and others, and we have assumed that such statements and representations are and will continue to be correct without regard to any qualification as to knowledge or belief.

Our opinion is based on the Internal Revenue Code of 1986, as amended, Treasury Department regulations promulgated thereunder, judicial decisions, published positions of the Internal Revenue Service, and such other authorities as we have considered relevant, all as in effect as of the date of this opinion and all of which are subject to differing interpretations or change at any time (possibly with retroactive effect).  A change in the authorities or the truth, accuracy, or completeness of any of the facts, information, documents, statements, representations, or assumptions upon which our opinion is based could affect the conclusion expressed herein.  There can be no assurance, moreover, that our opinion expressed herein will be accepted by the Internal Revenue Service or, if challenged, by a court.

Based upon and subject to the foregoing, and the limitations, qualifications, exceptions and assumptions set forth herein and in the Prospectus, we hereby confirm that, although the discussion set forth in the Prospectus under

2

the heading “Certain Material U.S. Federal Income Tax Consequences for Non-U.S. Holders of Common Stock” does not purport to discuss all possible United States federal income tax consequences of the purchase, ownership, and disposition of the Securities to Non-U.S. Holders (as defined therein), such discussion constitutes, in all material respects, a fair and accurate summary of the United States federal income tax consequences of the purchase, ownership, and disposition of the Securities to Non-U.S. Holders under current United States federal income tax law.

This opinion is being delivered to you pursuant to Section 6(c) of the Underwriting Agreement.  Except as set forth above, we express no opinion to any party as to the tax consequences, whether federal, state, local or foreign, of the purchase, ownership and disposition of the Securities or of any transaction related to or contemplated by the Underwriting Agreement.  This Opinion may not be relied upon by anyone else without our prior written consent.  This opinion is expressed as of the date hereof, and we are under no obligation to supplement or revise our opinion to reflect any legal developments or factual matters arising subsequent to the date hereof or the impact of any information, document, certificate, statement, representation, covenant, or assumption relied upon herein that becomes incorrect or untrue.

Very truly yours,

3

Exhibit C

[ ], 2011

Morgan Stanley & Co. Incorporated

Merrill Lynch, Pierce, Fenner & Smith Incorporated

as Representatives of the several Underwriters

c/o          Morgan Stanley & Co. Incorporated

1585 Broadway

New York, New York 10036

Merrill Lynch, Pierce, Fenner & Smith Incorporated

One Bryant Park

New York, New York 10036

Re:      BankUnited, Inc.
Initial Public Offering of Common Stock

Ladies and Gentlemen:

I am General Counsel of BankUnited, a federal savings association and a wholly-owned subsidiary of BankUnited, Inc. (the “Company”).  This opinion is being furnished to you pursuant to Section 6(d) the Underwriting Agreement, dated [  ], 2011 (the “Underwriting Agreement”), among you, as representatives of the several Underwriters named in Schedule II thereto (the “Underwriters”), the Selling Stockholders named in Schedule I thereto (the “Selling Stockholders”) and the Company, relating to the sale (a) by the Company to the Underwriters of 4,000,000 shares (the “Firm Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), (b) by the Selling Stockholders to the Underwriters of an aggregate of 22,250,000 shares of Common Stock (the “Secondary Shares”) and (c) by the Selling Stockholders to the Underwriters of up to an additional 3,937,500 shares of Common Stock (the “Option Shares”) at the Underwriters’ option to cover over-allotments.  The Firm Shares, the Secondary Shares and the Option Shares are collectively referred to herein as the “Securities.”

In rendering the opinion set forth herein, I have examined and relied on originals or copies of the following:

(a)           the registration statement on Form S-1 (File No. 333-170203) of the Company relating to the Securities filed on October 29, 2010 with the Securities and Exchange

Commission (the “Commission”) under the Securities Act of 1933 (the “Securities Act”) and Pre-Effective Amendments No. 1 through No. [  ] thereto and the information deemed to be part of the registration statement pursuant to Rule 430A of the General Rules and Regulations under the Securities Act (the “Rules and Regulations”) and the Notice of Effectiveness of the Commission posted on its website declaring such registration statement effective on [  ], 2011 (such registration statement, as so amended, being hereinafter referred to as the “Registration Statement”);

(b)           the preliminary prospectus, dated [  ], 2011 (the “Preliminary Prospectus”), relating to the offering of the Securities;

(c)           the final prospectus, dated [  ], 2011, relating to the offering of the Securities, in the form filed with the Commission on [  ], 2011 pursuant to Rule 424(b) of the Rules and Regulations (such final prospectus being hereinafter referred to as the “Prospectus”); and

(d)           an executed copy of the Underwriting Agreement.

I have also examined originals or copies, certified or otherwise identified to my satisfaction, of such records of the Company and such agreements, certificates and receipts of public officials, certificates of officers or other representatives of the Company and others, and such other documents as I have deemed necessary or appropriate as a basis for the opinion set forth below.

In my examination, I have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as facsimile, electronic, certified or photostatic copies, and the authenticity of the originals of such copies.  In making my examination of executed documents, I have assumed that the parties thereto, other than the Company, had the power, corporate or other, to enter into and perform all obligations thereunder and have also assumed the due authorization by all requisite action, corporate or other, and the execution and delivery by such parties of such documents and the validity and binding effect thereof on such parties.  As to any facts material to the opinion expressed herein that I did not independently establish or verify, I have relied upon statements and representations of officers and other representatives of the Company and others and of public officials.  Whenever my opinion or confirmation herein with respect to the existence or absence of facts is indicated to be based upon my knowledge, it is intended to signify that, during the course of my representation of the Company, no information has come to my attention which would give me actual knowledge of the existence or absence of such facts.  Except to the extent expressly set forth herein, I have not undertaken any independent investigation to determine the existence or absence of such facts or circumstances or the assumed facts set forth herein, I accept no responsibility to make any such investigation, and no inference as to my knowledge of the

2

existence or absence of such facts or circumstances or of my having made any independent review thereof should be drawn from my representation of the Company.

As used herein, (i) “General Disclosure Package” means the Preliminary Prospectus and the documents identified on Schedule I hereto, all considered together.

I am admitted to the bar in the State of [New York], and I do not express any opinion as to the laws of any other jurisdiction other than the laws of the State of [New York].  To the extent that the laws of any other jurisdiction govern any of the matters referred to below, I have assumed that the laws of such jurisdiction are identical to the laws of the State of [New York].

Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, I am of the opinion that, to my knowledge, there are no legal or governmental proceedings pending to which the Company is a party or to which any property of the Company is subject that are required to be disclosed in the General Disclosure Package and the Prospectus pursuant to Item 103 of Regulation S-K of the Rules and Regulations that are not so disclosed in the General Disclosure Package and the Prospectus.

The opinion expressed herein is a matter of professional judgment, is not a guarantee of result and is effective only as of the date hereof.  I do not undertake to advise you of any matter within the scope of this opinion that comes to my attention after the date of this opinion and disclaim any responsibility to advise you of any future changes in law or fact that may affect the opinion expressed herein.  I express no opinion other than as expressly set forth herein.  No expansion of the opinion expressed herein may or should be made by implication or otherwise.

This opinion is furnished only to you as representatives of the Underwriters and is solely for the Underwriters’ benefit in connection with the closing occurring today and the offering of the Securities, in each case pursuant to the Underwriting Agreement.  Without my prior written consent, this opinion may not be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by, or assigned to, any other person for any purpose, including any other person that acquires any Securities or that seeks to assert an Underwriter’s rights in respect of this opinion (other than an Underwriter’s successor in interest by means of merger, consolidation, transfer of a business or other similar transaction).

Very truly yours,

Jeffrey Starr
General Counsel

3

Schedule I: Issuer Free Writing Prospectus

Free writing prospectus filed with the Commission pursuant to Rule 433 of the Securities Act on [  ], 2011.

I-1

Exhibit D

January [•], 2011

Morgan Stanley & Co. Incorporated
Merrill Lynch, Pierce, Fenner & Smith
Incorporated

c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Merrill Lynch, Pierce, Fenner & Smith
Incorporated
One Bryant Park
New York, New York 10036

As representatives of the several underwriters named in Schedule II of the Underwriting Agreement referred to below

Ladies and Gentlemen:

We have acted as counsel to certain selling stockholders of the company identified on Schedule I hereto (the “Selling Stockholders”) of BankUnited, Inc., a Delaware corporation (the “Company”), in connection with the purchase by you of an aggregate of [•] shares of Common Stock, par value $0.01 per share (the “Shares”), of the Company, from the Company and the Selling Stockholders pursuant to the Underwriting Agreement dated January [•], 2011 among you, the Company and the Selling Stockholders (the “Underwriting Agreement”).

We have examined the Registration Statement on Form S-1 (File No. 333-170203) (the “Registration Statement”) filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”); the Company’s preliminary prospectus dated January [•], 2011 included in the Registration Statement immediately prior to the time it became effective under the Securities Act; the Company’s prospectus dated January [•], 2011 (the “Prospectus”) filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange

Commission; the Underwriting Agreement; each Irrevocable Power of Attorney (the “Powers of Attorney”) by each of the Selling Stockholders; and each Stock Custody Agreement (the “Custody Agreements”) among each of the Selling Stockholders, the Company, BU Financial Holdings LLC, a Delaware limited liability company, and the Registrar and Transfer Company, as custodian (the “Custodian”), relating to the Shares to be sold to the Underwriters by such Selling Stockholders.  We have also examined a specimen certificate representing the Common Stock of the Company.  In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing and upon originals, or duplicates or certified or conformed copies, of such corporate and other records, agreements, documents and other instruments and such certificates or comparable documents of public officials and of officers and representatives of the Company and the Selling Stockholders, and have made such other investigations, as we have deemed relevant and necessary in connection with the opinions hereinafter set forth.

In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as duplicates or certified or conformed copies and the authenticity of the originals of such latter documents.  We have also assumed that (i) the Company is validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as described in the Registration Statement and the Prospectus; and (ii) the Shares to be sold by the Company and the Selling Stockholders have been duly authorized and validly issued and are fully paid and nonassessable.

2

In addition, in connection with our opinion set forth in paragraph 1 below, we have assumed that (i) The Depository Trust Company (“DTC”) is a “securities intermediary” as defined in Section 8-102 of the Uniform Commercial Code as in effect in the State of New York (the “New York UCC”), and the State of New York is the “securities intermediary’s jurisdiction” of DTC for purposes of Section 8-110 of the New York UCC, (ii) the Shares are registered in the name of DTC or its nominee, and DTC or another person on behalf of DTC maintains possession of certificates representing the Shares, (iii) DTC indicates by book entries on its books that security entitlements with respect to the Shares have been credited to the Underwriters’ securities accounts and (iv) the Underwriters are purchasing the Shares without notice of any adverse claim (within the meaning of the New York UCC).

Based upon the foregoing, and subject to the qualifications, assumptions and limitations stated herein, we are of the opinion that:

1.             Each Selling Stockholder has full company or partnership power, right and authority to sell the Shares to be sold by such Selling Stockholder and, upon the payment and transfer contemplated by the Underwriting Agreement, the Underwriters will acquire a security entitlement with respect to the Shares and no action based on an adverse claim may be asserted against the Underwriters.

2.             The Underwriting Agreement has been duly authorized, executed and delivered by or on behalf of each Selling Stockholder.

3.             Each of the Powers of Attorney has been duly authorized, executed and delivered by each Selling Stockholder and constitutes a valid and legally binding obligation of such Selling Stockholder, enforceable against such Selling Stockholder in accordance with its terms.

4.             Each of the Custody Agreements has been duly authorized, executed and delivered by each Selling Stockholder and, assuming that the applicable Custody Agreement is the valid and legally binding obligation of the Custodian and each of the other parties thereto, constitutes a valid and legally binding obligation of such Selling Stockholder, enforceable against such Selling Stockholder in accordance with its terms.

3

5.             The sale of the Shares by the Selling Stockholders and the compliance by the Selling Stockholders with all of the provisions of the Underwriting Agreement will not breach or result in a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument identified on Schedule II hereto, nor will such action violate any certificate of limited partnership or formation or agreement of limited partnership or limited liability company agreement or any federal or New York State statute or the Delaware Revised Uniform Limited Partnership Act or the Delaware Limited Liability Company Act or any rule or regulation that has been issued pursuant to any federal or New York State statute or the Delaware Revised Uniform Limited Partnership Act or the Delaware Limited Liability Company Act or any order known to us issued pursuant to any federal or New York State statute or the Delaware Revised Uniform Limited Partnership Act or the Delaware Limited Liability Company Act by any court or governmental agency or body having jurisdiction over any Selling Stockholder or any of its its properties.

6.             No consent, approval, authorization, order, registration or qualification of or with any federal or New York governmental agency or body or any Delaware governmental agency or body acting pursuant to the Delaware Revised Uniform Limited Partnership Act or the Delaware Limited Liability Company Act or, to our knowledge, any federal or New York court or any Delaware court acting pursuant to the Delaware Revised Uniform Limited Partnership Act or the Delaware Limited Liability Company Act is required for the sale of the Shares by the Selling Stockholders and the compliance by the Selling Stockholders with all of the provisions of the Underwriting Agreement, except for the registration under the Securities Act and the Securities Exchange Act of 1934, as amended, of the Shares, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters.

Our opinions set forth in paragraphs 3 and 4 above are subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing.

4

We do not express any opinion herein concerning any law other than the law of the State of New York, the federal law of the United States, the Delaware Revised Uniform Limited Partnership Act and the Delaware Limited Liability Company Act.

This opinion letter is rendered to you in connection with the above-described transaction.  This opinion letter may not be relied upon by you for any other purpose, or relied upon by, or furnished to, any other person, firm or corporation without our prior written consent.

Very truly yours,

SIMPSON THACHER & BARTLETT LLP

5

Exhibit D

Schedule I

Blackstone Capital Partners V L.P., a Delaware limited partnership

Blackstone Capital Partners V-AC L.P., a Delaware limited partnership

Blackstone Family Investment Partnership V L.P., a Delaware limited partnership

Blackstone Participation Partnership V L.P., a Delaware limited partnership

Carlyle Partners V, L.P., a Delaware limited partnership

Carlyle Partners V-A, L.P., a Delaware limited partnership

CP V Coinvestment A, L.P., a Delaware limited partnership

CP V Coinvestment B, L.P., a Delaware limited partnership

Carlyle Strategic Partners II, L.P., a Delaware limited partnership

CSP II Co-Investment, L.P., a Delaware limited partnership

Carlyle Financial Services BU, L.P., a Delaware limited partnership

Centerbridge Capital Partners, L.P., a Delaware limited partnership

Centerbridge Capital Partners SBS, L.P., a Delaware limited partnership

Centerbridge Capital Partners Strategic, L.P., a Delaware limited partnership

CB BU Investors, L.L.C., a Delaware limited liability company

CB BU Investors II, L.L.C., a Delaware limited liability company

CB BU Investors III, L.L.C., a Delaware limited liability company

Schedule II

1.             Registration Rights Agreement, dated as of [•], 2011, by and among BankUnited, Inc. and the stockholders party thereto.

2.             Director Nomination Agreement, dated as of [•], 2011, by and among BankUnited, Inc. and the stockholders party thereto.